UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 31, 2025

Entero Therapeutics, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-37853	46-4993860
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

777 Yamato Road, Suite 502 Boca Raton, Florida	33431
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (561) 589-7020

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	ENTO	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01

Effective January 31, 2025, Entero Therapeutics, Inc. (the “Company”) entered into a Revolving Loan Agreement dated January 27, 2025 (the “Revolving Loan Agreement”), with 1396974 BC Ltd. (the “Lender”) pursuant to which the Lender agreed to make loans to the Company. Pursuant to and under the terms of the Revolving Loan Agreement, the Company issued to the Lender a revolving note dated January 27, 2025 in the principal amount of $2,000,000 (the “Revolving Note” and such amount, the “Total Outstanding Amount”). This transaction is referred to as the “Financing.” The Company shall use the proceeds from the Financing for general corporate purposes, including but not limited to finance the expense of a Qualified Public Equity Offering (as defined below) and payment of certain items. Out of the Total Outstanding Amount, the Lender disbursed an initial loan amount of $550,000 to the Company on January 31, 2025.

The Revolving Note bears interest at the rate of 18% per annum calculated on the basis of a 360-day year, consisting of twelve 30 calendar day periods, and shall accrue daily commencing on January 31, 2025 until paid in full. The outstanding principal balance of all outstanding loans under the Financing, all accrued and unpaid interest and all other amounts, costs, expenses and/or liquidated damages are due in full on January 31, 2026. The Revolving Loan Agreement contains customary events of default. If an event of default occurs, the Lender may accelerate the indebtedness under the Revolving Loan Agreement, and an amount equal to 120% of the of the outstanding principal amount and accrued and unpaid interest plus liquidated damages and other amounts, costs, expenses and/or liquidated damages due under or in respect of the Loan Documents (as defined under the Revolving Loan Agreement) for the Financing, if any.

The Revolving Loan Agreement provides that it is a condition of the closing of the Financing that not less than three of the current members of the Company’s Board of Directors resign and that three nominees designated by the Lender (“Lender Board Member Candidates”) be appointed to the Board of Directors by the remaining members of the Board of Directors. As a result, on February 3, 2025 (i) each of Timothy Ramdeen, Alastair Riddell and James Sapirstein resigned as directors of the Company, and (ii) the Company’s Board of Directors appointed Manpreet Uppal, Alson Niu and Richard Joel Paolone as directors of the Company.

The Revolving Loan Agreement also provides that the Company will use its reasonable best efforts to consummate a an underwritten or “best efforts” public offering of not less than $5,000,000 by the Company of its common stock and/or any convertible security or warrant, option or other right to subscribe for or purchase any additional shares of the Company’s common stock (“Qualified Public Equity Offering”) as soon as practicable, and the Lender shall cooperate with the Company in connection therewith. If, despite the reasonable best efforts of the Borrower, (x) a registration statement with respect to securities to be offered in a Qualified Public Equity Offering (the “QPEO S-1”) is not filed within 45 days following the initial Closing Date, or (y) a Qualified Public Equity Offering is not consummated within the earlier of (A) 120 days from the initial filing of the QPEO S-1 and (B) 30 days of a QPEO S-1 being declared effective by the SEC, then the Lender Board Member Candidates shall, upon the written request of the remaining members of the Board of Directors, resign from all of their respective positions on the Board of Directors.

The Revolving Loan Agreement and the Revolving Note contain negative covenants on part of the Company and customary representations, warranties, conditions and indemnification obligations of the parties. Among other things, the Company shall not incur, repay, repurchase or offer to repay, repurchase or otherwise acquire any liabilities owed by the Company or its subsidiaries, other than loans under the Financing and other than regularly scheduled principal and interest payments or accruals as such terms are in effect as of January 31, 2025 or make any singular payment exceeding $25,000 without prior approval by the Company’s Board of Directors, other than the payment for the uses permitted under the Financing.

The foregoing descriptions of the Revolving Note Agreement and the Revolving Note are qualified in their entirety by reference to the full text of such agreements, copies of which are attached hereto as Exhibits 10.1, and 10.2, respectively, and each of which is incorporated herein in its entirety by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

As described in Item 1.01 above, the Company issued the Revolving Note.

The disclosure in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 5.01. Changes in Control of Registrant.

Reference is made to the disclosure set forth under Item 1.01 of this Current Report on Form 8-K, which disclosure is incorporated herein by reference. Upon the closing of the Financing, the Lender acquired control of the Company by appointing a majority of the Company’s Board of Directors.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(a)	Appointment of Directors pursuant to the terms of the Financing:

On February 3, 2025 (i) each of Timothy Ramdeen, Alastair Riddell and James Sapirstein resigned as directors of the Company, and (ii) the Company’s Board of Directors appointed Manpreet Uppal, Alson Niu and Richard Joel Paolone as directors of the Company.

The principal occupation and brief summary of the backgrounds of Manpreet Uppal, Alson Niu and Richard Joel Paolone are as follows:

Manpreet (Mike) Uppal is a seasoned professional with over 10 years of experience in capital markets and over 15 years of experience in real estate as a licensed realtor. He received his service license in 2009 and has been with the Fraser Valley Real Estate Board as a licensed real estate agent since 2009. Mr. Uppal graduated from the UBC Sauder School of Business with a major in Real Estate Trading in 2009. Mr. Uppal is well qualified to serve on the Board due to his expertise in deal structuring and investments and his focus on capital markets and the financial sector.

Alson Niu is a multi-disciplined business professional with 5 years of experience acting as a director of multiple publicly traded companies and specializes in consulting services and executive positions. Mr. Niu serves clients in industries including agriculture, technology, and gaming. He also serves as a partner for Evolve Branding, a premium marketing consulting company focused on branding and online marketing. Mr. Niu has also been a director in Peakbirch Commerce Inc. since April 2023, in RT Minerals Corp. since January 2024 and in Jaeger Resources Corp. since April 2024. Mr. Niu is well qualified to serve on the Board due to his experience as a board member of publicly traded companies and due to his experience in consulting, strategy and marketing.

Richard Joel Paolone is a Toronto-based securities lawyer where his work focuses on securities, corporate finance, and mergers and acquisitions. He has a wide range of corporate experience from representing companies in private and public offerings of debt and equity securities. In June 2020, Mr. Paolone founded Paolone Law Professional Corporation, where he has been the principal since such date. From February 2019 to October 2019, and again from September 2020 to January 2021, Mr. Paolone was a director of Evolution Global Frontier Ventures Corp. (formerly Ascension Exploration Inc.), a company that is listed on the Canadian Securities Exchange. Mr. Paolone also serves as Director and CEO of several private and reporting companies. Since February 2019, Mr. Paolone has also been the CEO and director of Rotonda Ventures Corp., a public company in Canada. Since February 2021, Mr. Paolone has also been the CEO, CFO, and director of Republic Goldfields Inc., a public company in Canada. Also, since February 2021, Mr. Paolone has been the CEO, CFO, and director of Emerald Isle Resources Inc., a public company in Canada. Since April 2022, Mr. Paolone has also served as a director of Critical Infrastructure Technologies Ltd., a mining technology company listed on the Canadian Securities Exchange. Since December 2022, Mr. Palaone has also served as a director of SBD Capital Inc., a company listed on the Canadian Securities Exchange. Since June 2023, Mr. Paolone has also served as a director of Xander Resources Inc., a mining company listed on the Canadian Securities Exchange. Since November 2023, he has also served as a director of Ashington Innovations Plc., a special purpose acquisition company listed on London Stock Exchange. Since September 2024, Mr. Paolone has served on the board of Safe Supply Streaming Co Ltd., an investment issuer listed on the Canadian Securities Exchange. Since September 2024, Mr. Paolone has also served on the board of iSpecimen Inc., a healthcare technology company listed on Nasdaq. Since May 2019, he has served as a director of Red Pine Petroleum Ltd., a company listed on the Toronto Stock Exchange, and also served as its CEO from October 2020 until September 2021. Mr. Paolone has been integral to multiple mergers and acquisitions and reverse takeover transactions in the industries of mining, cannabis, carbon credits, oil and gas, technology, and plant-based food. Mr. Paolone holds a B.A. in criminal justice from Mount Royal University and a J.D. from Bond University. He is a licensed barrister and solicitor lawyer in Ontario. Mr. Paolone is well-qualified to serve on the Board due to his corporate experiences in mergers and acquisition and private and public offerings of debt and equity securities.

Each of Manpreet Uppal, Alson Niu and Richard Joel Paolone will receive the standard compensation available to the Company’s current non-employee directors.

There are no family relationships between Manpreet Uppal, Alson Niu and Richard Joel Paolone and any of the Company’s directors or executive officers. Manpreet Uppal, Alson Niu and Richard Joel Paolone do not have any direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K. Other than as described in Item 1.01 above, there were no arrangements or understandings by which Manpreet Uppal, Alson Niu and Richard Joel Paolone were appointed as a member of the Board of Directors.

Mr. Uppal and Mr. Paolone are expected to serve as members of the Audit Committee, the Corporate Governance and Nominating Committee and the Compensation Committee of the Board of Directors. Mr. Paolone is expected to serve as the chair of the Corporate Governance and Nominating Committee.

(b)	Resignation of Mr. Alson Niu and appointment of Eric Corbett as a director of the Company:

On February 5, 2025 Alson Liu resigned as a director of the Company, and the Company’s Board of Directors appointed Eric Corbett as a director of the Company. Mr. Liu’s resignation was not a result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

Eric Corbett is the Managing Director of Oakbridge Securities Inc. which operates as a capital markets and corporate finance advisory business, where he has been employed since December 2024. From August 2017 to September 2024, Mr. Corbett was part of the corporate client group at Canadian Imperial Bank of Commerce, one of Canada's largest financial institutions, where he oversaw the execution of high profile transactions, including providing debt capital to private and public businesses to support M&A transactions, shareholder buyouts, working capital support and sponsor backed equity investments. From January 2024 to August 2024, Eric was the Chief Investment Officer of REXIG Realty Investment Group Ltd., a privately held real estate brokerage , where he advised on capital allocation and real estate investment strategy. Mr Corbett holds a Bachelor of Commerce degree from McMaster University and is also a CFA charterholder. He has also cleared FINRA’s Securities Industry Essentials Exam. Mr. Corbett is well qualified to serve on the board due to his specialization in capital allocation and corporate finance.

Mr. Corbett will receive the standard compensation available to the Company’s current non-employee directors. There are no family relationships between Mr. Corbett and any of the Company’s directors or executive officers. Mr. Corbett does not have any direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K. Other than as described in Item 1.01 above, there were no arrangements or understandings by which Mr. Corbett was appointed as a member of the Board of Directors.

Pursuant to the resignations and appointments of directors discussed in this Item 5.02, the committees of the Board of Directors of the Company are expected to comprise of the following:

(a)	Audit Committee: (i) Ed Borkowski (Chair and Audit Committee Financial Expert); (ii) Manpreet Uppal; and (iii) Richard Joel Paolone.

(b)	Corporate Governance and Nominating Committee: (i) Richard Joel Paolone (Chair); (ii) Ed Borkowski; and (iii) Manpreet Uppal.

(c)	Compensation Committee: (i) Ed Borkowski (Chair); (ii) Manpreet Uppal; and (iii) Richard Joel Paolone.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Revolving Loan Agreement dated January 27, 2025 between Entero Therapeutics, Inc. and 1396974 BC Ltd.
10.2	Revolving Note dated January 27, 2025 between Entero Therapeutics, Inc. and 1396974 BC Ltd.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Entero Therapeutics, Inc.

February 6, 2025	By:	/s/ James Sapirstein
	Name:	James Sapirstein
	Title:	Chief Executive Officer